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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2002

                                  WEBHIRE, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                       0-20735                04-2935271
 -------------------------------   ------------------------  -------------------
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)


                               91 Hartwell Avenue
                               Lexington, MA 02421
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                    (Address of principal executive offices)

                                 (781) 869-5000
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              (Registrant's telephone number, including area code)


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Item 5. Other Events

On December 18, 2002, Webhire, Inc. issued a press release announcing the decision of its Board of Directors to file a Form 15 to terminate the registration of its common stock under the Securities and Exchange Act of 1934. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

            Exhibit No.       Description
            -----------       -----------
               99.1           Press Release dated December 18, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2002                Webhire Inc.

                                       By: /s/ MARTIN J. FAHEY
                                           ---------------------------------
                                           Martin J. Fahey
                                           President and Chief Executive Officer